Exhibit 99.2

                       IEC ELECTRONICS CORP - CONSOLIDATED
                                  BALANCE SHEET
                          DEC 29, 2006 AND SEP 30, 2006

                                                 Dec 29, 2006      SEP 30, 2006
ASSETS

CURRENT ASSETS
  Cash                                                      0                 0
  Accounts Receivable                               5,528,355         4.940.755
  Inventories                                       4,775,311         5,114.077
  Deferred Income Taxes                               250,000           250,000
  Other Current Assets                                 31,863           124,271
                                                  -----------       -----------
    Total Current Assets                           10,585,529        10,429,103
                                                  -----------       -----------

  PROPERTY, PLANT & EQUIPMENT                       1,634,441         1,259,729
  PREPAID DEBT ACQUISITION                             25,670            28,889
                                                  -----------       -----------
                                                   12,245,640        11,717,721
                                                  ===========       ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
  Current Portion of Long Term Liabilities          4,035,943         3,764,993
  Accounts Payable                                  4,334,602         3,852,585
  Accrued Payroll and Related Taxes                   265,035           265,450
  Other Accrued Expenses                              403,848           344,125
                                                  -----------       -----------
    Total Current Liabilities                       9,039,428         8,227,153
                                                  -----------       -----------

LONG TERM VENDOR PAYABLE                               11,266            13,865
LONG TERM DEBT - TERM                                 647,500           385,000
                                                  -----------       -----------
LONG TERM DEBT - TOTAL                                658,766           398,865

SHAREHOLDER'S EQUITY
   Authorized - 50,000,000 shares
   Outstanding - 8,429,793 shares
  Common stock, par value $.01 per share               84,298            84,031
  Treasury Stock                                     (223,253)         (223,253)
  Additional Paid-in Capital                       38,632,744        38,601,010
  Retained Earnings                               (35,946,343)      (35,370,085)
                                                  -----------       -----------
    Total Shareholders' Equity                      2,547,446         3,091,703
                                                  -----------       -----------

                                                   12,245,640        11,717,721
                                                  ===========       ===========

                       IEC ELECTRONICS CORP - CONSOLIDATED
                               STATEMENT OF INCOME
               FOR QUARTER END & YTD DEC 29, 2006 AND DEC 30, 2005

                                          ACTUAL          PRIOR          ACTUAL           PRIOR
                                         QUARTER         QUARTER           YTD             YTD
                                      DEC 29, 2006    DEC 30, 2005    DEC 29, 2006    DEC 30, 2005
Sales                                    9,245,788       3,607,050       9,245,788       3,607,050
Cost of Sales                            9,037,528       3,088,505       9,037,528       3,088,505
                                        ----------      ----------      ----------      ----------
Gross Profit                               208,260         518,545         208,260         518,545

Less: Operating Expenses
  Selling & G&A                            607,184         482,440         607,184         482,440
  Restructuring                                  0               0               0               0
                                        ----------      ----------      ----------      ----------
Total Operating Expenses                   607,184         482,440         607,184         482,440
                                        ----------      ----------      ----------      ----------

Operating Profit                          (398,924)         36,105        (398,924)         36,105

Interest and Financing Expense            (124,350)        (84,051)       (124,350)        (84,051)
Profit (Loss) on Sale of Assets                  0               0               0               0
Other Income (Expense)                     (49,984)              0         (49,984)              0
                                        ----------      ----------      ----------      ----------
Net Income before Income Taxes            (573,258)        (47,946)       (573,258)        (47,946)

  Provision for Income Tax                   3,000               0           3,000               0
                                        ----------      ----------      ----------      ----------

Income from Discontinued Operations              0               0               0               0
                                        ----------      ----------      ----------      ----------
Net Income                                (576,258)        (47,946)       (576,258)        (47,946)
                                        ==========      ==========      ==========      ==========